UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported: June 30, 2011 (June 20, 2011)

ASIA GLOBAL HOLDINGS CORP.
(Exact name of registrant as specified in charter)

Nevada	000-500788	75-3026459

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 901, Haleson Building
1 Jubilee Street
Central, Hong Kong
(Address of principal executive offices)	(Zip code)

Issuer’s telephone number, including area code: (+852) 2850 7680
(Registrant's telephone number including area code)

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:  The registrant Asia Global Holdings Corp. (referred to below as “registrant” or “AAGH”) was a shell company prior to the events reported, and remains a shell company.

This Current Report on Form 8-K provides information pursuant to Items 5.01 (Change in Control) and 5.02 (Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers); and Item 5.01(a)(8) - Changes in Control
of Registrant.

The reported events and associated disclosures, and the order of their presentation, are

8-K Item	Item Reference Within Item 5.01(a)(8) of this Report

Item 5.01(a) and (b)
- Changes in Control
of Registrant	None

Item 5.02 - Departure of Directors or	None
Certain Officers; Election of Directors;
Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers

Item 5.01(a)(8) - Changes in Control
of Registrant	Item 5.01(a)(8) - Form 10 Global Disclosure

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information disclosed in this Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 (the “1933 Act”) and Section 21E of the Securities Exchange Act of 1934 (the “1934 Act”). All statements, other than statements of historical fact, are forward-looking statements.

These forward-looking statements are identified by their use of terms and phrases such as “may,” expect,” “estimate,” “project,” “plan,” “believe,” “intend,” “anticipate,” “will,” “continue,” “potential,” and similar terms and phrases.  Though we believe that the expectations reflected in these statements are reasonable, they do involve certain assumptions, risks and uncertainties.

Form 8-K Items

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

(a)(1)	Identity of the Persons(s) Who Acquired Such Control

On June 30, 2011, Mr. Gang Dong became the sole officer and director of AAGH.  Mr. Dong (age 54) was Director of Guangzhou Shi Haizhu District Shun Da Garment Manufacturing Company from 1989 to 1994.  Between 1995 and 2000, he became Director of Guangzhou Shi Xiang Hong Advertisement Company and also Director of Guangzhou Shi Tai Yang Yu Film Production Company.  Between 2001 and 2004, Mr. Dong became General Manager of Guangzhou Shi Hong Tai Construction Material Factory, and from 2005 to now, he became Director of Guangzhou Shi Hong Tai Construction Material Factory.  Mr. Dong’s responsibility as Director of each of these companies generally was marketing and financial management.  .

All of these companies are located in the PRC, and all are private companies (not registered with the Securities and Exchange Commission (the “SEC”) or  in any other jurisdiction.

(a)(2)	Date and Description of the Transactions Which Resulted in the Change in Control

Change in Voting Control

On June 30, 2011, Mr. Dong purchased 100% of Sina Dragon Holdings Limited (“Sina Dragon”), for $150,000.00 cash which in turn owns 33,500,000 shares of the registrant’s Common Stock and 250,000 shares of Series A Preferred Stock of AAGH.  Sina Dragon, a private Hong Kong investment company, is 100% owned by Ms. Lin Yu Feng, who is its sole officer and director.   Sina Dragon had purchased the Common Stock and Series A Preferred Stock, on September 28, 2009, from a former officer and director of the registrant (Mr. Michael Mak, and a private company affiliated with him).  Mr. Ping -Shun Lai was appointed a director and the sole officer of the registrant on September 28, 2009.

Also on June 30, 2011, Mr. Dong purchased 100,000,000 shares of the registrant’s Common Stock from Mr. Lim-Kwong Liang, for $100,000 cash.  Mr. Lim Kwong-Liang was issued these shares on September 29, 2009 in connection with the registrant’s acquisition of his private company (Ultra Professional Limited (“UPL”), of which Mr. Lim-Kwong Liang was the sole owner).  UPL was incorporated in the British Virgin Islands as a BVI Business Company under the BVI Business Companies Act, 2004, on January 2, 2009, and commenced business in July 2009.  Its principal business is the provision of advertising consultation services in Hong Kong and the People’s Republic of China (“PRC”).  UPL commenced operations in July 2009.    On September 29, 2011, Mr. Lim-Kwong Liang was appointed a director of AAGH.

As of June 30, 2011, Mr. Dong exercised the conversion rights of the 250,000 shares of Series A Preferred Stock he purchased from Sina Dragon, and received 50,000,000 shares of Common Stock.

The 183,500,000 shares of Common Stock now owned by Mr. Dong (133,500,000 shares of Common Stock purchased, plus 50,000,000 shares of Common Stock issued on his conversion of the Series A Preferred Stock), represent 62.8% of the 292,138,400 shares of Common Stock now outstanding.

There are no super-majority voting rights attached to the Common Stock (to elect directors or effect any other corporate transactions), so this 62.8% represents a change in voting control of AAGH.  See “Item 5.01(a)(8) - Form 10 Global Disclosure - Item 11(m) - Security Ownership of Certain Beneficial Owners and Management.”

Assignment of Debt Owed by AAGH

As of June 30, 2011, Sina Dragon and Mr. Lim-Kwong Liang assigned all debt owed to them by AAGH, to Mr. Dong.

Appointment as Sole Executive Officer and Sole Director

On June 20, 2011, AAGH’s Board of Directors appointed Mr. Gang Dong as the President, Chief Executive Officer, Chief Financial Officer, Secretary and Director.  Following the appointment of Mr. Dong to these positions, Mr. Lim-Kwong Liang resigned as a Director, and Mr. Ping-Shun Lai resigned as President, Chief Executive Officer, interim Chief Financial Officer, Secretary and Director.

(a)(3)       Basis for the Control, Including the Percentage of Voting Securities of the Registrant now beneficially owned directly or indirectly by the Person(s) Who Acquired Control

See above.

(a)(4)       Amount of the Consideration Used by Such Person

Mr. Dong paid $250,000 for the Common Stock and Series A Preferred Stock.

(a)(5)       The Source of Funds Used by the Person

Mr. Dong used his personal funds.

(a)(6)       The Identity of the Persons from Whom Control Was Assumed

Control was assumed from Sina Dragon and Mr. Lim-Kwong Liang as sellers of Common and Preferred Stock.

(a)(7)       Any Arrangements or Understandings Among Members of Both the Former and New Control Groups and Their Associates with Respect to Election of Directors and Other Matters

None.

(b)           Furnish the Information Required by Item 403(c) of Regulation S-K

There are no arrangements, including pledges, which later may result in a further change in control.

Item 5.2 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a)(1) If a director has resigned or refuses to stand for re-election to the board of directors since the date of the last annual meeting of shareholders because of a disagreement with the registrant, known to an executive officer of the registrant, as defined in 17 CFR 240.3b-7, on any matter relating to the registrant’s operations, policies or practices, or if a director has been removed for cause from the board of directors, disclose the following information:

(i) the date of such resignation, refusal to stand for re-election or removal;

Mr. Ping -Shun Lai resigned as President, CEO, Secretary and interim Chief Financial Officer, and as a director, and Mr. Lim Kwong-Liang resigned as a director, on June 30, 2011.  There was no disagreement between the resigning persons and AAGH or its firm of independent accountants regarding financial reporting or accounting issues.

(ii) any positions held by the director on any committee of the board of directors at the time of the director’s resignation, refusal to stand for re-election or removal

Neither Mr. Ping-Shun Lai nor Mr. Lim Kwong-Liang served on any committee.  The Company does not have any committees of the Board of Directors.

(iii) a brief description of the circumstances representing the disagreement that the registrant believes caused, in whole or in part, the director’s resignation, refusal to stand for re-election or removal

There were no such disagreements.

(a)(2) If the director has furnished the registrant with any written correspondence concerning the circumstances surrounding his or her resignation, refusal or removal, the registrant shall file a copy of the document as an exhibit to the report on Form 8-K

No such written correspondence was furnished.

 (a)(3) Not applicable.

(b) If the registrant’s principal executive officer, president, principal financial officer, principal accounting officer, principal operating officer, or any person performing similar functions, or any named executive officer, retires, resigns or is terminated from that position, or if a director retires, resigns, is removed, or refuses to stand for re-election (except in circumstances described in paragraph (a) of this Item 5.02), disclose the fact that the event has occurred and the date of the event

June 30, 2011

(c) If the registrant appoints a new principal executive officer, president, principal financial officer, principal accounting officer, principal operating officer, or person performing similar functions, disclose the following information with respect to the newly appointed officer:

(1) the name and position of the newly appointed officer and the date of the appointment

See above.

(2) the information required by Items 401(b), (d), (e) and Item 404(a) of Regulation S-K (17 CFR 229.401(b), (d), (e) and 229.404(a))

See Item 5.01(a)(1) above, and 5.02(b) above; Item 501(a)(2).  For Item 404(a) of Regulation S-K, following the date of this Form 8-K, the Company anticipates that former shareholders Sina Dragon and Mr. Lim Kwong-Liang will assign to Mr. Gang Dong the Company’s indebtedness as of March 31, 2011 to Sina ($51,282) and to Mr. Lim Kwong-Liang ($74,392), respectively (such debts being non-interest bearing and unsecured), for a total assigned debt of $125,764) as part of the change in control transaction.

(3) a brief description of any material plan, contract or arrangement (whether or not written) to which a covered officer is a party or in which he or she participates that is entered into or material amendment in connection with the triggering event or any grant or award to any such covered person or modification thereto, under any such plan, contract or arrangement in connection with any such event

None.

 (d) If the registrant elects a new director, except by a vote of security holders at an annual meeting or special meeting convened for such purpose, disclose the following information:

(1) the name of the newly elected director and the date of election;

(2) a brief description of any arrangement or understanding between the new director and any other persons, naming such persons, pursuant to which such director was selected as a director;

(3) the committees of the board of directors to which the new director has been, or at the time of this disclosure is expected to be, named; and

(4) the information required by Item 404(a) of Regulation S-K (17 CFR 229.404(a))

See above.

(5) a brief description of any material plan, contract or arrangement (whether or not written) to which the director is a party or in which he or she participates that is entered into or material amendment in connection with the triggering event or any grant or award to any such covered person or modification thereto, under any such plan, contract or arrangement in connection with any such event

Not applicable.

(e) If the registrant enters into, adopts, or otherwise commences a material compensatory plan, contract or arrangement (whether or not written), as to which the registrant’s principal executive officer, principal financial officer, or a named executive officer participates or is a party, or such compensatory plan, contract or arrangement is materially amended or modified, or a material grant or award under any such plan, contract or arrangement to any such person is made or materially modified, then the registrant shall provide a brief description of the terms and conditions of the plan, contract or arrangement and the amounts payable to the officer thereunder

None.

(f) If the salary or bonus of a named executive officer cannot be calculated as of the most recent practicable date and is omitted from the Summary Compensation Table as specified in Instruction 1 to Item 402(c)(2)(iii) and (iv) of Regulation S-K, disclose the appropriate information under this Item 5.02(f) when there is a payment, grant, award, decision or other occurrence as a result of which such amounts become calculable in whole or part.  Disclosure under this Item 5.02(f) shall include a new total compensation figure for the named executive officer, using the new salary or bonus information to recalculate the information that was previously provided with respect to the named executive officer in the registrant’s Summary Compensation Table for which the salary and bonus information was omitted in reliance on Instruction 1 to Item 402(c)(2)(iii) and (iv) of Regulation S-K (17 CFR 229.402(c)(2)(iii) and (iv)).

The Company does not anticipate that Mr. Dang Gong will be compensated for service as a named executive officer or as a director.

Item 5.01(a)(a)(8)        Shell Company Information

See the following Global Disclosure.  Item captions correlate to those of Form 10.

Item 1 -  Description of Business

The Company became a “shell company” as defined in the SEC’s Rule 12b-2, as of March 31, 2011.  Following the change in control disclosed above, the Company still is a shell company, meaning it has minimal assets, and minimal if any business operations.

The Company’s principal business now is to locate private operating companies that may wish to merge with the Company in a reverse merger transaction.  Meanwhile, the Company will attempt to reinvigorate the business of Ultra Professional Limited (“UPL”), a still-operating wholly-owned subsidiary, with to-be-hired new consultants.  To the extent UPL continues to experience negative cash flow or even modest profitability in the future, then the Company will be relying on continued cash advances from Mr. Dang Gong to pay general and administrative costs and the substantial fees and expenses of AAGH being a public company.  These advances will be booked as debt owed to Mr. Gong, however, the Company may issue stock in payment of the advances.

The criteria for suitable companies are not limited to any kind of business, results of operations to date, or prospective operations.  While we expect most candidates to be based in either Hong Kong or the People’s Republic of China (the “PRC”), we are not limited to those areas.

We anticipate engaging third party consultants to assist in the location of possible merger candidates.  These consultants will not be affiliated or associated with any AAGH stockholder, officer, or director, or any affiliate of associate of any such stockholder, officer, or director.  No consultant will be paid “transaction-based compensation” for their services – meaning that we will not pay any compensation at closing based on the size of the acquisition or the success of the merged company as measured by stock market price or financial performance after the acquisition.  Our consultants will not be involved in the negotiation of terms for a merger or the preparation of merger documents, will not recommend a merger to a merger candidate, or be involved in the collection, transmittal, or other handling of stock or cash in connection with the merger.

We expect that the terms of a merger will depend on negotiations with the merger candidate, which in turn will be a function of the candidate’s past, current and prospective business operations, financial metrics (net assets, revenues, operating and other costs, and other factors).  In general, the stronger the candidate’s business and financial metrics, the greater the percentage of the merged company which the merged company’s stockholders will own.  The range of AAGH’s retained equity in the merged company is expected to be from 1% to 30%.

In the normative case, the merger would be structured as an all stock-for-stock exchange, of new Rule 144 restricted stock (most likely common stock only), to minimize if not avoid completely U.S. and foreign income taxation of the transaction.  However, it is possible that some cash could be paid to AAGH’s stockholders in connection with a mostly stock-for-stock transaction.

AAGH has only one director, Mr. Dang Gong, who is the owner of a majority of the AAGH outstanding common stock.  Mr. Dong has extensive business experience covering many years, but he has no experience in the “shell company merger and acquisition” sector.  Although he will take into consideration all the advice provided by third-party consultants, he will make the ultimate decision as to proceed with merging AAGH with an operating company.

Under Nevada law and the Company’s articles of incorporation, a reverse merger with an operating company will require the approval of the holders of a majority of AAGH’s outstanding common stock, and by the holders of any other class of stock (for example, preferred stock), that may be adversely impacted by a reverse merger).  Mr. Dong presently owns a majority of the outstanding common stock.  Accordingly, any reverse merger will require only his approval.  Although all other shareholders will be entitled to notice of the decision to approve the merger (which the Company would give by distribution of an Information Statement), they will not be entitled to vote for or against the merger.  However, the other such stockholders will be entitled to payment of the fair value of their stock immediately preceding the merger, often referred to as “Dissenters’ Rights,” provided each dissenter follows the procedures to perfect his or her right to payment, as mandated by Nevada law.  Appropriate instructions for these procedures will be provided to all stockholders of AAGH, in sufficient time for them to qualify for payment of fair value.

Stock market reception to a reverse merger, particularly for small companies like AAGH, always is uncertain.  There is no assurance that a merger of AAGH with even a quite large operating and successful business, will result in stock price appreciation.

Item 1(a) - Risk Factors

The Company likely will require continuing financial support from its principal stockholder to sustain operations, but such support is not assured

The Company’s principal business now is to locate private operating companies that may wish to merge with the Company in a reverse merger transaction.  Meanwhile, the Company will attempt to reinvigorate the business of Ultra Professional Limited (“UPL”), a still-operating wholly-owned subsidiary, with to-be-hired new consultants.  To the extent UPL continues to experience negative cash flow or even modest profitability in the future, then the Company will be relying on continued cash advances from Mr. Dang Gong to pay general and administrative costs and the substantial fees and expenses of AAGH being a public company.  These advances will not be booked as debt owed to Mr. Gong, nor will the Company issue stock in payment of the advances.

Although making such advances would be in Mr. Gong’s interest as the principal stockholder of AAGH, he is not required to do so and has not funded a credit line or other facility to ensure AAGH’s access to capital as needed.

The Company will rely on its one director and substantial stockholder to manage the Company, and His Decisions May Present Potential Conflicts of Interest.
Mr. Dong is the only officer and director of AAGH, and is the dominant stockholder.  Other stockholders will have to rely solely on his judgment as to how best manage the Company and decide which merger candidates should be considered and, if appropriate, merge into AAGH.

Under Nevada law and the Company’s articles of incorporation, Mr. Dong, as the sole officer and director o the Company, has a fiduciary duty always to act in the best interests of all shareholders, putting such interests ahead of any personal interest he may have in making a corporate decision.  From time to time, he may be faced with a conflict of interest, between the interest of all shareholders, and his personal interest as the dominant shareholder of the Company.  Mr. Dong will endeavor to seek the assistance of consultants and counsel in resolving such matters in favor of all shareholders.  However, due to his being the sole officer and director, and the dominant shareholder, it may not always be possible to separate what is in the interests of the shareholders, on the one hand, and his personal interests.

Our Common Stock represents an illiquid investment, and there are risks associated with investing in companies trading on the over-the-counter bulletin board.

Although the Company is approved for trading on the Over-The-Counter Bulletin Board, for over 12 months trading has been sporadic and low volume.  We cannot be certain that a sufficiently active market will develop to allow you to sell your shares. Accordingly, a purchase of the shares must be considered a long term investment and only for investors who can tolerate the loss of their entire investment.  In addition to the risks of investing in our stock, there are separate risks associated with investing in and trading the stock of companies listed on the OTC BB, including:

•
Absence of listing standards.  Companies listed on NASDAQ or national stock exchanges have to maintain strict standards of corporate governance (a majority of independent directors, and audit, compensation, and nominating committees comprised of independent directors), a minimum stock price, and various matters which have to be approved by shareholders.  OTC BB traded companies are not subject to such standards.

•	Inefficient trading and lower liquidity. Stockholders of OTC BB companies frequently have difficulty in getting buy/sell orders filled promptly, and/or at expected prices.

•
Lower trading volume.  Though some OTC BB companies experience occasional periods of heavy trading, many OTC BB companies have lower trading volume, which contributes to the illiquidity of investing in such companies.

The OTC Bulletin Board is separate and distinct from the NASDAQ stock market. NASDAQ has no business relationship with issuers of securities quoted on the OTC Bulletin Board. The SEC’s order handling rules, which apply to NASDAQ-listed securities, do not apply to securities quoted on the OTC Bulletin Board.

Although the NASDAQ stock market has rigorous listing standards to ensure the high quality of its issuers, and can delist issuers for not meeting those standards, the OTC Bulletin Board has no listing standards. Rather, it is the market maker who chooses to quote a security on the system, files the application, and is obligated to comply with keeping information about the issuer in its files. FINRA cannot deny an application by a market maker to quote the stock of a company. The only requirement for inclusion in the OTC Bulletin Board is that the issuer be current in its SEC reporting requirements, and that the issuer obligate itself to file periodic reports and otherwise comply with those provisions of the 1934 Act applicable to it. Investors may have greater difficulty in getting orders filled because our stock trades on the OTC Bulletin Board rather than on NASDAQ. Investors’ orders may be filled at a price much different than expected when an order is placed. Trading activity in general is not conducted as efficiently and effectively as with NASDAQ-listed securities. Investors must contact a broker-dealer to trade OTC Bulletin Board securities. Investors do not have direct access to the bulletin board service. For bulletin board securities, there only has to be one market maker.

OTC Bulletin Board transactions are conducted almost entirely manually. Because there are no automated systems for negotiating trades on the Bulletin Board, they are conducted by telephone. In times of heavy market volume, the limitations of this process may result in a significant increase in the time it takes to execute investor orders. Therefore, when investors place market orders for an order to buy or sell a specific number of shares at the current market price, the price of a stock may go up or down significantly during the lapse of time between placing a market order and getting execution.

Because OTC Bulletin Board stocks are usually not followed by analysts, there may be lower trading volume than for NASDAQ-listed securities.  See also “Risk Factors Associated with Investing in Reverse Merger Companies.”

Because we do not expect to pay dividends for the foreseeable future, investors seeking cash dividends should not purchase our common stock

It is extremely unlikely that AGH will have positive earnings n the future.  And it is unlikely that a reverse merger with an operating company will result in earnings sufficient to pay dividends.  It is much more likely that such future earnings would be retained to finance the business.  In any event, payment of any future dividends will be at the sole discretion of the future Board of Directors (following a reverse merger), taking into account the merged companies’ revenues, financial condition, operating results, cash needs, growth plans and other factors. Accordingly, investors that are seeking cash dividends should not purchase our Common Stock.

Because we will be subject to the “Penny Stock” rules once our shares are quoted on the Over-the-Counter Bulletin Board, the level of trading activity in our stock may be reduced

Broker-dealer practices in connection with transactions in “penny stocks” are regulated by penny stock rules adopted by the SEC. Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on some national securities exchanges or quoted on Nasdaq). The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and, if the broker-dealer is the sole market maker, the broker-dealer must disclose this fact and the broker-dealer’s presumed control over the market, and monthly account statements showing the market value of each penny stock held in the customer’s account. In addition, broker-dealers who sell these securities to persons other than established customers and “accredited investors” must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. Consequently, these requirements may have the effect of reducing the level of trading activity, if any, in the secondary market for a security subject to the penny stock rules, and investors in our common stock may find it difficult to sell their shares.

Some of the Risks Associated with Investing in Reverse Merger Companies

Exercise Caution When Considering to Invest in Reverse Merger Companies

As with any investment, investors should proceed with caution when considering whether to invest in reverse merger companies.  Many companies either fail or struggle to remain viable following a reverse merger.  Also, as with other kinds of investments, there have been instances of fraud and other abuses involving reverse merger companies.  In light of these considerations, individual investors should take into account their own financial situation, consult their financial adviser, and perform thorough research concerning these types of companies.

Some, but not all, of the considerations to be made are

•
Reverse merger companies often are not able to attract the attention of major brokerage firms.  Securities analysts of major brokerage firms may not provide coverage of a reverse merger company, since there is little incentive to the firms to recommend the purchase of the Common Stock.  And, there is no assurance that such brokerage firms would want to conduct any securities offerings on behalf of the company in the future to raise needed capital.

•
A reverse merger often involves the merger of a foreign company into a domestic shell company (like AAGH, a Nevada corporation), where new management has no experience in managing and operating a public company.  Any failure to comply or adequately comply with US Federal securities laws, rules or regulations could subject the merged company to fines or regulatory actions, which could materially adversely affect the business, results of operations, and financial condition.

•
The merged company will incur significant ongoing costs to ensure compliance with US corporate governance and financial accounting requirements, and internal controls over financial reporting.  Failure to meet the filing and internal control reporting retirements imposed by the SEC may result in a drop in investor confidence, and thus result in a decline in the price of the stock and an inability to obtain future financing on favorable terms.

Competition in the Reverse Merger Sector

There are numerous shell companies seeking good reverse merger operating company candidates, including “special purpose acquisition companies” (often referred to as “SPACs”).  The resulting competition limits the number of viable opportunities for shell companies, like AAGH, that have little if any cash to contribute immediately to the merged company after the transaction is completed.  SPACs, on the other hand, may have from several million to many millions of dollars on hand to devote to the merged enterprise, which is a strong competitive advantage in shopping for merger candidates.

Risks Related to Doing Business in China

Certain important certificates, permits, and licenses are subject to PRC governmental control and renewal, and the failure to obtain renewal would adversely impact our business.

It is likely that we will be looking for reverse merger candidate companies in the PRC.  However, doing business in the PRC is subject to compliance with numerous permits and licenses.  Licenses and permits must be complied with and renewed periodically.  During the application or renewal process, businesses will be evaluated and re-evaluated by the appropriate governmental authorities and must comply with the prevailing standards and regulations, which may change from time to time. In the event that the company with which were merger is not able to obtain or renew the certificates, permits and licenses, all or part of the combined companies’ PRC operations may be suspended by the government, which would have a material adverse effect on our business and financial condition. Furthermore, if escalating compliance costs associated with governmental standards and regulations restrict or prohibit any part of the operations, it may adversely affect our results of operations and profitability.

Uncertainties with respect to the PRC legal system could limit the legal protections available to you and us.

The combined companies’ operations generally will be subject to laws and regulations applicable to foreign invested enterprises in China. The PRC legal system is based on written statutes, and prior court decisions may be cited for reference but have limited precedential value. Since 1979, a series of new PRC laws and regulations have significantly enhanced the protections afforded to intellectual property rights and various forms of foreign investments in China. However, since these laws and regulations are relatively new and the PRC legal system continues to rapidly evolve, the interpretations of many laws, regulations and rules are not always uniform and enforcement of these laws, regulations and rules involve uncertainties, which may limit legal protections available to you and us. In addition, any litigation in China may be protracted and result in substantial costs and diversion of resources and management attention.

If we merge with a PRC company, all of our assets will be located outside the United States, and it will be extremely difficult to acquire jurisdiction and enforce liabilities against the Company and our officers, directors and assets based in China.

Although AAGH is a Nevada corporation, our sole officer and director resides outside of the United States and all our assets are located outside the United States. It is likely that this will not change if we merge with a PRC operating company.  As a result, it may be difficult or impossible to effect service of process within the United States upon the directors or officers, or enforce against any of them court judgments obtained in United States’ courts, including judgments relating to United States federal securities laws.  In addition, there is uncertainty as to whether the courts of the PRC or Hong Kong would recognize or enforce judgments of United States’ courts obtained against us predicated upon the civil liability provisions of the securities laws of the United States, or have jurisdiction to hear original actions brought in the United States predicated upon the securities laws of the United States. Furthermore, it would be extremely difficult to access those assets to satisfy an award entered against us in United States courts.

Item 2 - Financial Information

Reference is made to the (audited) financial statements, and Management’s Discussion and Analysis of Financial Condition and Results of Operations, in the Company’s Form 10-K for fiscal year ended September 30, 2010, and the (unaudited) financial statements, and Management’s Discussion and Analysis of Financial Condition and Results of Operations in the Company’s Form 10-Q for the period ended March 31, 2011, as filed with the SEC.

Item 3 - Properties

The Company currently does not have any formal rent agreements on its office premises located in Hong Kong, and pays the rent expense at the current market value on a monthly basis. The Company incurred rent expense of $5,077 for the fiscal year ended September 30, 2010.

Item 4 - Security Ownership of Certain Beneficial Owners and Management

Beneficial ownership is shown as of June 30, 2011 for shares held by (i) each person or entity known to us to be the beneficial owner of more than 5% of our issued and outstanding shares of common stock (292,138,400 at June 30, 2011) based upon a review of filings made with the Commission, and our knowledge of the transactions involved in the change of control of the Company (see above), (ii) each of our directors, (iii) our Chief Executive Officer and our three other most highly compensated officers whose compensation exceeded $100,000 during the fiscal year ended September 30, 2010, or the Named Executive Officers, and (iv) all of our current directors and executive officers as a group. Unless otherwise indicated, the persons listed below have sole voting and investment power.

		Amount
		And	Percentage
		Nature of	of Class
		Beneficial	Beneficially
Beneficial Owner (including address)	Title of class	Ownership	Owned(1)(2)

Mr. Gang Dong
Room 504, Block 20
No. 741, Dongfeng East Road
Yuexiu District
Guangzhou City, Guangzhou, China	Common	183,500,000	62.8%

Officers and Directors
as a Group (one person)	Common	183,500,000	62.8%

Item 5 - Directors and Executive Officers

Information about our director and officer, as of the date this Report on Form 8-K is filed, is set forth below. Directors hold office for their respective term and until their successors are duly elected and qualified. Vacancies in the existing Board are filled by a majority vote of the remaining directors. The officers serve at the will of the Board of Directors.

Name	Age	Position	Since

Mr. Dang Gong	54	Chief Executive Officer, President, Chief	June 30, 2011
		Financial Officer, Treasurer, Secretary
		and Director

Mr. Dong (age 54) was Director of Guangzhou Shi Haizhu District Shun Da Garment Manufacturing Company from 1989 to 1994.  Between 1995 and 2000, he became Director of Guangzhou Shi Xiang Hong Advertisement Company and also Director of Guangzhou Shi Tai Yang Yu Film Production Company.  Between 2001 and 2004, Mr. Dong became General Manager of Guangzhou Shi Hong Tai Construction Material Factory, and from 2005 to now, he became Director of Guangzhou Shi Hong Tai Construction Material Factory.  Mr. Dong’s responsibility as Director of each of these companies generally was marketing and financial management.

 (a) Significant Employees

Other than our officer, there are no employees who are expected to make a significant contribution to the Company.

(b) Family Relationships

Not applicable.

Legal Proceedings

Mr. Dong has not been involved in legal proceedings that would be material to an evaluation of the Company’s management.

Audit Committee

The Board of Directors does not have a separate audit committee and Mr. Dong does qualify as an "audit committee financial expert" as defined in Item 407(d)(5)(ii) of Regulation S-K, nor is he "independent" as the term is used in Item 407(d) of Regulation S-K.

Code of Ethics

We have not adopted a code of ethics applicable to executive officers.

Item 6 - Executive Compensation

COMPENSATION DISCUSSION AND ANALYSIS

Background and Compensation Philosophy

Our board of directors consists of one person, Mr. Gang Dong.  When AAGH was a fully operating company, the board of directors historically determined the compensation to be paid to executive officers based on our financial and operating performance and prospects, the level of compensation paid to similarly situated executives in comparably sized companies, and contributions made by the officers’ to our success.  Each of the named officers was measured by a series of performance criteria by the board of directors, on a yearly basis.  Such criteria were set forth based on certain objective parameters such as job characteristics, required professionalism, management skills, interpersonal skills, related experience, personal performance and overall corporate performance.

The board of directors (now, Mr. Gang Dong) has not adopted or established a formal policy or procedure for determining the amount of compensation paid to him.  He presently is not compensated for services.

Elements of Compensation

The Company has not paid compensation to its officers since 2007, and does not expect to begin paying compensation until such time as operations warrant.

Base Salary
Mr. Ping-Shun Lai served as president since September 2009, and was not been paid any compensation for service.

Discretionary Bonus
We have not provided our executive officers with any discretionary bonuses but our board of directors may consider the necessity of such scheme in the future based on our financial and operating performance and prospects, the level of compensation paid to similarly situated executives in comparably sized companies and contributions made by the officers’ to our success.

 Equity Incentives
We have not established equity based incentive program and have not granted stock based awards as a component of compensation.  In the future, we may adopt and establish an equity incentive plan pursuant to which awards may be granted if our board of directors determines that it is in the best interests of our stockholders and the Company to do so.

Retirement Benefits
Our executive officers are not presently entitled to company-sponsored retirement benefits.

Perquisites

We have not provided our executive officers with any material perquisites and other personal benefits and, therefore, we do not view perquisites as a significant or necessary element of our executive’s compensation.

Deferred Compensation

We do not provide our executives the opportunity to defer receipt of annual compensation.

The following table sets forth information for the period indicated with respect to the persons who served as our CEO, CFO and other most highly compensated executive officers who served on our board of directors in the fiscal years stated.

SUMMARY COMPENSATION TABLE

Name and Position	Year*	Salary ($)	Bonus Shares ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Ping-Shun Lai,	2009	0	0	0	0	0	0	0	0
CEO & CFO	2010	0	0	0	0	0	0	0	0

SERVICE AGREEMENTS WITH DIRECTORS AND EXECUTIVE OFFICERS

We did not have an employment agreement with Mr. Ping-Shun Lai, our former sole officer, and we do not have an employment agreement with Mr. Dong.

BONUSES AND DEFERRED COMPENSATION

We do not have any deferred compensation or retirement plans.  We do not have a compensation committee; all decisions regarding compensation are determined by our entire board of directors.

OPTION GRANTS IN THE LAST FISCAL YEAR

We did not grant any options or stock appreciation rights to our named executive officers or directors in 2010.

INDEMNIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS

Our bylaws provide for the indemnification of our present and prior directors and officers or any person who may have served at our request as a director or officer of another corporation in which we own shares of capital stock or of which we are a creditor, against expenses actually and necessarily incurred by them in connection with the defense of any actions, suits or proceedings in which they, or any of them, are made parties, or a party, by reason of being or having been director(s) or officer(s) of us or of such other corporation, in the absence of negligence or misconduct in the performance of their duties. This indemnification policy could result in substantial expenditure by us, which we may be unable to recoup.

Insofar as indemnification by us for liabilities arising under the Securities Exchange Act of 1934 may be permitted to our directors, officers and controlling persons pursuant to provisions of the Amended Articles of Incorporation and Bylaws, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy and is, therefore, unenforceable. In the event that a claim for indemnification by such director, officer or controlling person of us is in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being offered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

At the present time, there is no pending litigation or proceeding involving a director, officer, employee or other agent of ours in which indemnification would be required or permitted. We are not aware of any threatened litigation or proceeding which may result in a claim for such indemnification.

Compensation of Directors

Members of our Board of Directors receive no compensation for service.

Item 7 - Certain Relationships and Related Transactions

None.

Item 8 – Legal Proceedings

The Company is not subject to any pending or threatened legal proceedings as of the date of the Report on Form 8-K.

Item 9 - Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Since July 17, 2006, our common stock has been traded on the Over-the-Counter Bulletin Board under the symbol “AAGH.OB”.   As of June 30, 2011, there were: (i) 19 shareholders of record, without giving effect to determining the number of shareholders who hold shares in "street name" (we estimate the number of beneficial owners with stock in street name to be approximately 900) ; (ii) no outstanding options to purchase shares of common stock; and (iii) 292,138,400 shares of common stock issued and outstanding.

The following table sets forth, for the fiscal quarters indicated (based on a fiscal year ending September 30), the high and low closing prices as reported by the Over-the-Counter Bulletin Board. These quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission, and may not represent actual transactions.

Sales Price
	High	Low
Fiscal 2009
First Quarter	$0.05	$0.018
Second Quarter	$0.031	$0.015
Third Quarter	$0.025	$0.0026
Fourth Quarter	$0.009	$0.0012

Fiscal 2010
First Quarter	$0.0051	$0.0021
Second Quarter	$0.0031	$0.0020
Third Quarter	$0.0035	$0.0028
Fourth Quarter	$0.0035	$0.0021

Dividend Policy

We have never paid cash dividends and have no plans to do so in the foreseeable future. Our future dividend policy will be determined by our Board of Directors and will depend upon a number of factors, including our financial condition and performance, our cash needs and expansion plans, income tax consequences, and the restrictions that applicable laws and our credit arrangements then impose.

Preferred Stock

AAGH is authorized to issue 500,000 shares of preferred.  The previously issued Series A Convertible Preferred Stock has been converted to shares of Common Stock.  Under the articles of incorporation and Nevada law, the Board of Directors may establish additional series of Preferred Stock, with such voting, dividend and preference on assets in the event of liquidation of the Company, as the Board may determine in its discretion, without first obtaining the approval of shareholders.

Item 10 - Recent Sales of Unregistered Securities

On June 30, 2011, Mr. Gang Dong exercised the 250,000 shares of Series A Convertible Preferred Stock, and received 50,000,000 shares of Common Stock (restricted under the SEC’s Rule 144).

Item 11 - Description of Registrant’s Securities to be Registered

Not applicable.

Item 12 - Indemnification of Directors and Officers

See above.

Item 13 - Financial Statements and Supplementary Data

See Item 2 above.

Item 14 - Changes in and Disagreements with Accountants on accounting and Financial Disclosure

None.

Item 15 - Financial Statements and Exhibits

(a)	Financial Statements – None. See Item 2 above.

(b)	Exhibits

3.1	Articles of Incorporation filed with the Nevada Secretary of State on February 1, 2002 (Exhibit 3.1 to Registration Statement on Form SB-2 filed with the Commission on April 25, 2002)

3.2	First Amendment to Articles of Incorporation filed with the Nevada Secretary of State on May 20, 2004 (Exhibit 3.1 to Form 8-K/A filed with the Commission on May 26, 2004)

3.3	Second Amendment to Articles of Incorporation filed with the Nevada Secretary of State on June 9, 2006 (Exhibit 3.1 to Form 8-K filed with the Commission on July 31, 2006)

3.4	Third Amendment to Articles of Incorporation filed with the Nevada Secretary of State on August 22, 2006 (Exhibit 3.1 to Form 8-K filed with the Commission on September 13, 2006)

3,5
Fourth Amendment to Articles of Incorporation filed with the Nevada Secretary of State on October 24, 2006 – Designation of Series A Converible Preferred Stock (Exhibit 3.1 to October 30, 2006 Form 8-K filed with October 30, 2006)

3.6
Fifth Amendment to Articles of Incorporation filed with the Nevada Secretary of State on November 28, 2007  - Increase Common Stock to 300 million shares (Exhibit 3.1 to Form 8-K filed with the Commission on November 28, 2007)

3.7	Bylaws (Exhibit 3.4 to Registration Statement on Form SB-2 filed with the Commission on April 25, 2002)

3.8	Amended Bylaws (Exhibit 3.2 to Form 10Q-SB filed with the Commission on February 19, 2003)

10.1	Common Stock Purchase Agreement (acquisition of Ultra Professional Ltd., dated September 29, 2009, (exhibit 10.1 to the Form 10-Q filed with the Commission on November 19, 2009)

10.2	Common Stock Purchase Agreement (disposition of Sino Trade Intelligent Development Corp. Limited, dated September 30, 2009 (exhibit 10.2 to the Form 10-Q filed with the Commission November 19, 2009

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ASIA GLOBAL HOLDINGS CORP.

/s/ Mr. Dang Gong

Mr. Dang Gong, Chief Executive Officer
(Principal Executive Officer)

/s/ Mr. Dang Gong
Mr. Dang Gong, Chief Financial Officer
(Principal Financial Officer)

Dated: June 30, 2011